                                                                   EXHIBIT 10.22

                           STOCK PURCHASE AGREEMENT
                           ------------------------


          STOCK PURCHASE AGREEMENT, dated as of July 30, 1999, by and between SpectruMedix Corporation, a Delaware corporation (the "Company"), and PE Corporation, a Delaware corporation (the "Purchaser").

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, concurrently herewith, the Company and The Perkin-Elmer Corporation, a New York corporation and wholly-owned subsidiary of the Purchaser ("Perkin-Elmer"), are entering into that certain License Agreement concerning certain patents and technology in substantially the form set forth in Exhibit A
                                                                      ---------
hereto (the "License Agreement") and that certain Consulting Agreement in substantially the form set forth in Exhibit B hereto (the "Consulting
                                    ---------
Agreement"); and

          WHEREAS, in connection with the License Agreement, the Purchaser has agreed to purchase shares of preferred stock of the Company;

          NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the Company and the Purchaser agree as follows:

                                   ARTICLE I

                        PURCHASE AND SALE OF THE STOCK

     1.1  Purchase and Sale.  Subject to the terms and conditions of this
          -----------------
Agreement, on the Closing Date, the Company shall issue and deliver to Purchaser, and Purchaser agrees to purchase from the Company, 2,000 shares of authorized but unissued shares of the Series A Preferred Stock, par value $.00115 per share (the "Shares").

     1.2  Purchase Price.  The purchase price for each Share is $1,000 and the
          --------------
aggregate purchase price for all the Shares is Two Million Dollars ($2,000,000). The Purchaser shall pay the Purchase Price on the Closing Date by wire transfer of immediately available funds to the Company against the issuance and delivery to Purchaser of a certificate evidencing the Shares.

     1.3  Time and Place of Transaction.  The consummation of the purchase and
          -----------------------------
sale of the Shares (the "Closing") shall take place at the offices of the Company's counsel on or before July 30, 1999 at 10:00 A.M., New York time, or at such other place or time or earlier date as the Company and Purchaser may mutually agree (the "Closing Date").

                                  ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          As a material inducement to Purchaser to enter into this Agreement and purchase the Series A Preferred Stock, the Company represents and warrants that:

     2.1  Due Organization and Qualification; Due Authorization.
          -------------------------------------------------------

          (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. The Company is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business, properties, financial condition or results of operations of the Company (a "Material Adverse Effect").

          (b) The Company does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity.

          (c) The Company has all requisite corporate power and authority to execute and deliver this Agreement and the Additional Agreements and to consummate the transactions contemplated hereby and thereby. The Company has taken all corporate action necessary for the execution and delivery of this Agreement and the Additional Agreements and the consummation of the transactions contemplated hereby and thereby, and this Agreement and the Additional Agreements constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

     2.2  No Conflicts or Defaults. The execution and delivery of this Agreement
          ------------------------
and the Additional Agreements by the Company and the consummation of the transactions contemplated hereby and thereby do not and will not (a) contravene the certificate of incorporation or by-laws of the Company or (b) with or without the giving of notice or the passage of time, (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which the Company is a party or by which the Company or any of its assets is bound, or any judgment, order or decree, or any law, rule or regulation to which the Company or any of its assets is subject, (ii) result in the creation of, or give any party the right to create, any lien, charge, security interest, encumbrance or any other right or adverse interest ("Liens") upon any of the capital stock or assets of the Company, or (iii) result in a violation of or require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency (a "Governmental Entity") pursuant to, the certificate of incorporation or by-laws of the Company or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company is subject.

     2.3  Capitalization.  As of the date hereof, the authorized capital stock
          --------------
of the Company consists of 23,000,000 shares of Common Stock, of which 3,530,214 shares were issued and outstanding on July 28, 1999, and 2,000,000 shares of preferred stock (the "Preferred Stock"), of which none are issued and outstanding. Except as set forth on Schedule 2.3, neither the Common Stock nor the Preferred Stock is subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling the Company to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exercisable or exchangeable for Common Stock. Except as set forth on Schedule 2.3, there are no agreements or arrangements pursuant to which the Company is or could be required to register shares of the Company's capital stock or other securities under the Securities Act or other agreements or arrangements (including voting agreements) with or, to the knowledge of the Company, among any securityholders of the Company with respect to any securities of the Company. The offer, sale and issuance of the Series A Preferred Stock pursuant to Section 1.1 this Agreement, and the Common Stock issuable upon conversion of the Series A Preferred Stock, do not and will not, as the case may be, require registration under the Securities Act or any applicable state securities laws.

     2.4  Validity of Shares.  The Shares, when issued, sold and delivered in
          ------------------
accordance with the terms and for the consideration expressed in this Agreement, shall be duly and validly issued (including, without limitation, issued in compliance with applicable federal and state securities laws), fully paid and non-assessable and free of any liens, encumbrances or preemptive or similar rights (or agreements for any such rights). The shares of Common Stock issuable upon conversion of the Shares are not subject to any preemptive or similar rights (or agreements for any such rights) and, assuming such Common Stock is issued to the Purchaser, upon issuance in accordance with the Amended Charter shall be duly and validly issued (including, without limitation, issued in compliance with all applicable federal and state securities laws), fully paid and non-assessable.

     2.5  SEC Documents.  Except as set forth on Schedule 2.5, the Company has
          -------------
filed with the SEC all reports, schedules, forms, statements and other documents required pursuant to the Securities Act and the Exchange Act since September 1, 1997 (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the "SEC Documents"). As of their respective dates, the SEC Documents complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents. As of their respective dates, (i) none of the SEC Documents (including any and all financial statements included therein) filed pursuant to the Securities Act or any rule or regulation thereunder contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (ii) none of the SEC Documents (including any and all financial statements included therein) filed pursuant to the Exchange Act or any rule or regulation thereunder contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except to the extent that information contained in any SEC Document has been revised or superseded by a later filed SEC Document, none of the SEC Documents (including any and all financial statements included therein) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company included in all SEC Documents filed since September 1, 1997 (the "SEC Financial Statements") comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (except, in the case of unaudited consolidated quarterly statements, as permitted by Form 10-Q of the
SEC),
applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto). The SEC Financial Statements fairly present the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited quarterly statements, to normal recurring audit adjustments).

     2.6  Financial Statements; Undisclosed Liabilities.  The Company has
          ---------------------------------------------
furnished to the Purchaser its audited balance sheet as of March 31, 1998 and the corresponding audited statements of income, cash flows and stockholders' equity for the fiscal year then ended and its unaudited balance sheet as of December 31, 1998 and the corresponding unaudited statements of income, cash flows and stockholders' equity for the nine months ended December 31, 1998 (collectively, the "Financial Statements"). The Financial Statements (i) have been prepared in accordance with generally accepted accounting principles, applied on a consistent basis throughout the periods indicated, (ii) are complete and correct in all material respects, and (iii) are consistent with the books and records of the Company and fairly present the consolidated financial position of the Company as of the dates thereof and the consolidated results of operations of its operations and cash flows for the periods then ended (subject, in the case of unaudited quarterly statements, to normal recurring audit adjustments). The Company does not have any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by generally accepted accounting principles to be recognized or disclosed on a consolidated balance sheet of the Company or in the notes thereto, except (i) liabilities reflected in the consolidated unaudited balance sheet of the Company as of December 31, 1998 or the notes thereto (subject to ordinary year-end adjustments), and (ii) liabilities incurred since December 31, 1998 in the ordinary course of business consistent with past practice.

     2.7  Absence of Certain Changes or Events.  Except as disclosed on Schedule
          ------------------------------------
2.7, since December 31, 1998, the Company has conducted its business only in the ordinary course consistent with past practice, and there is not and has not been: (i) since December 31, 1998, any condition, event or occurrence which has had a Material Adverse Effect with respect to the Company; (ii) since December 31, 1998, any condition, event or occurrence which as of the date of this Agreement, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect with respect to the Company; or (iii) since December 31, 1998, any condition, event or occurrence which, individually or in the aggregate, could reasonably be expected to prevent or materially delay the ability of the Company to consummate the transactions contemplated by this Agreement or the Additional Agreements or perform its obligations hereunder or thereunder.

     2.8  Litigation. Except as disclosed on Schedule 2.8, there is (a) no suit,
          ----------
action, arbitration or proceeding pending, and (b) to the knowledge of the Company, no suit, action, arbitration or proceeding threatened against or investigation pending with respect to the Company that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect with respect to the Company or prevent or materially delay the ability of the Company to consummate the transactions contemplated by this Agreement or the Additional Agreements or to perform its obligations hereunder or thereunder, nor is there any judgment, decree, citation, injunction, rule or order of any Governmental Entity or arbitrator outstanding against the Company which, individually or in the aggregate, has or could reasonably be expected to have, any such effect.

     2.9  Compliance with Laws.  The Company holds all permits, licenses,
          --------------------
variances, exemptions, orders and approvals of all Governmental Entities which are material to the operation of the businesses of the Company (the "Company Permits"). The Company is in compliance with the terms of the Company Permits, except where the failure so to comply, individually or in the aggregate, would not have a Material Adverse Effect with respect to the Company. The businesses of the Company are not being conducted in violation of any law (domestic or foreign), ordinance or regulation of any Governmental Entity, except for possible violations which, individually or in the aggregate, do not and could not reasonably be expected to have a Material Adverse Effect with respect to the Company.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

          The Purchaser represents and warrants to the Company that:

     3.1  Due Authorization; Valid Obligation.  The Purchaser or Perkin-Elmer,
          -----------------------------------
as the case may be, has or prior to the Closing Date will have taken all corporate action necessary to authorize it or Perkin-Elmer, as the case may be, to execute and deliver this Agreement and the Additional Agreements, and to consummate the transactions contemplated hereby and thereby, and this Agreement and the Additional Agreements constitute the valid and binding obligations of the Purchaser or Perkin-Elmer, as the case may be, enforceable against the Purchaser or Perkin-Elmer, as the case may be, in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

     3.2  No Conflicts.  The execution and delivery by the Purchaser of this
          ------------
Agreement and by Perkin-Elmer of the Additional Agreements and the consummation of the transactions contemplated hereby and thereby do not and will not (a) contravene the certificate of incorporation or by-laws (or similar governing instruments) of the Purchaser or Perkin-Elmer, as the case may be, or (b) with or without the giving of notice or the passage of time, violate, conflict with, or result in a breach of, or a default or loss of rights under, or require any authorization, consent, approval or other action under, any material covenant, agreement, mortgage, indenture, lease or instrument to which the Purchaser or Perkin-Elmer, as the case may be, is a party or by which the Purchaser or Perkin-Elmer, as the case may be, or any of its assets is bound, or any judgment, order, decree, law, rule or regulation to which the Purchaser or Perkin-Elmer, as the case may be, or any of its assets is subject.

     3.3  Purchase for Investment.
          -----------------------

          (a) The Purchaser is acquiring the Shares for investment for the Purchaser's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. The Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant a participation to such Person or to any third Person, with respect to any of the Shares.

          (b) The Purchaser understands that the Shares are not registered under the Act on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the Purchaser's representations set forth herein. The Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Act.

     3.4  Investment Experience.  The Purchaser acknowledges that it can bear
          ---------------------
the economic risk of its investment in the Shares, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Shares.

     3.5  Information. The Purchaser has been given the opportunity to review
          -----------
such information as it deemed necessary to evaluate an investment in the Series A Preferred Stock. The Purchaser has been afforded the opportunity to ask questions of representatives of the Company concerning the terms and conditions of the offering.

     3.6  Restricted Securities.  The Purchaser understands that the Shares and
          ---------------------
the shares of Common Stock issuable upon conversion of the Series A Preferred Stock (the "Restricted Shares") may not be sold, transferred, or otherwise disposed of without registration under the Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or any available exemption from registration under the Act, the Restricted Shares must be held indefinitely. The Purchaser is aware that the Restricted Shares may not be sold pursuant to Rule 144 promulgated under the Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company.

                                  ARTICLE IV

                CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER

          The obligations of the Purchaser under this Agreement are subject to the satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived in whole or in part by the Purchaser:

     4.1  Due Performance.  The Company shall have performed and complied in all
          ---------------
material respects with all agreements and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

     4.2  Accuracy of Representations and Warranties.  All representations and
          ------------------------------------------
warranties of the Company set forth in this Agreement shall be true and correct in all material respects on and as of the Closing Date, as though made on and as of the Closing Date.

     4.3  Amended Charter.  The Company shall have duly adopted, executed and
          ---------------
filed with the Secretary of State of Delaware the Amended Charter providing for rights and preferences establishing the terms and the relative rights and preferences of the Series A Preferred Stock in the form set forth in Exhibit C
                                                                     ---------
hereto, and the Company shall not have adopted or filed any other document designating terms, relative rights or preferences of the Series A Preferred Stock. The Amended Charter shall be in full force and effect as of the Closing under the laws of the state of Delaware and shall not have been amended or modified.

     4.4  Securities Law Compliance.  The Company shall have made all filings
          -------------------------
under all applicable federal and state securities laws necessary to consummate the issuance of the Series A Preferred Stock pursuant to this Agreement in compliance with such laws.

     4.5  License Agreement.  The Company shall have executed and delivered the
          -----------------
License Agreement.

     4.6  Consulting Agreement.  The Company shall have executed and delivered
          --------------------
the Consulting Agreement.

     4.7  Closing Documents.  The Company shall have delivered to the Purchaser
          -----------------
all of the following documents:

          (a) an Officer's Certificate, dated the date of the Closing executed by the President of the Company with respect to the representations and warranties set forth in Article II of this Agreement and the due performance and satisfaction of the obligations and conditions hereunder to be performed and satisfied by the Company;

          (b) certified copies of the resolutions duly adopted by the Company's board of directors (the "Board") authorizing the execution, delivery and performance of this Agreement, the filing of the Amended Charter, the issuance and sale of the Series A Preferred Stock, the reservation for issuance upon conversion of the Series A Preferred Stock of an aggregate of 800,000 shares of Common Stock and the consummation of all other transactions contemplated by this Agreement;

          (c) certified copies of the Amended Charter and the Company's by-laws, each as in effect at the Closing and a certificate as to the good standing of the Company in the state of its formation and each state where the Company is required to be qualified as a foreign corporation; and

          (d) such other documents relating to the transactions contemplated by this Agreement as the Purchaser or its counsel may reasonably request.

     4.8  No Claims.  No claim, action, suit, investigation or proceeding shall
          ---------
be pending or threatened by any Person or Persons against any of the parties hereto or any of their respective affiliates which, if adversely determined, could (a) prevent, hinder or enjoin consummation of the transactions contemplated by this Agreement or the Additional Agreements or (b) materially and adversely affect the business of the Company. No party to this Agreement shall have received written notice from any Governmental Entity of its intention to (i) institute any action or proceeding to restrain, enjoin, nullify or render ineffective this Agreement or any Additional Agreement or the transactions contemplated hereby or thereby or (ii) commence any investigation into the consummation of this Agreement or any Additional Agreement or the transactions contemplated hereby or thereby, which, in the reasonable opinion of the Purchaser, would make it inadvisable to consummate any such transactions.

                                   ARTICLE V

                 CONDITIONS TO THE OBLIGATIONS OF THE COMPANY

          The obligations of the Company under this Agreement to issue and deliver Shares to the Purchaser are subject to the satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived in whole or in part by the Company:

     5.1  Due Performance.  Such Purchaser shall have fully performed and
          ---------------
complied with all agreements and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

     5.2  Accuracy of Representations and Warranties.  All representations and
          ------------------------------------------
warranties of such Purchaser set forth in this Agreement shall be true and correct on and as of the Closing Date in all respects, as though made on and as of the Closing Date.

     5.3  Certificate.  The Company shall have received a certificate executed
          -----------
by an officer of the Purchaser with respect to the representations and warranties of the Purchaser set forth in this Agreement and the due performance and satisfaction of the obligations and conditions hereunder to be performed and satisfied by the Purchaser.

     5.4  License Agreement.  The Perkin-Elmer Corporation shall have executed
          -----------------
and delivered the License Agreement.

     5.5  Consulting Agreement. The Perkin-Elmer Corporation shall have executed
          --------------------
and delivered the Consulting Agreement.

     5.6  No Claims.  No claim, action, suit, investigation or proceeding shall
          ---------
be pending or threatened by any Person or Persons against any of the parties hereto which, if adversely determined, would (a) prevent or hinder consummation of the transactions contemplated by this Agreement or any Additional Agreement, or (b) result in the payment by the Company of substantial damages as a result of the transactions contemplated hereby or thereby which would materially and adversely affect the business of the Company. No party to this Agreement shall have received written notice from any Governmental Entity of its intention to
(i) institute any action or proceeding to restrain, enjoin, nullify or render ineffective this Agreement or any Additional Agreement or the transactions contemplated hereby or thereby or (ii) commence any investigation into the consummation of this Agreement or any Additional Agreement or the transactions contemplated hereby or thereby, which, in the reasonable opinion of the Company, would make it inadvisable to consummate any such transactions.

                                  ARTICLE VI

                             AFFIRMATIVE COVENANTS

     6.1  Meetings of the Board of Directors.
          ----------------------------------

          (a) The Company covenants and agrees that so long as the Purchaser shall continue to hold at least 500 shares of Series A Preferred Stock, the Purchaser shall have the right to designate a representative reasonably acceptable to the Company to attend and observe each meeting of the Board of the Company and its committees (the "Observer").
                                                                  --------
The Company shall also provide to the Observer a copy of all notices and other written materials prepared for and provided to the Board of the Company at the same time and in the same manner as such notices and written materials are provided to members of the Board. Notwithstanding the foregoing, the Company shall be entitled to (x) withhold from the Observer any confidential written materials dealing with commercial matters involving the Purchaser, and (y) exclude the Observer from any portion of any meeting of the Board of Directors dealing with commercial matters involving the Purchaser. The rights provided to the Purchaser herein are personal to the Purchaser and are not transferable in connection with a sale of all or any portion of the Series A Preferred Stock.

          (b) The Purchaser shall, and shall cause its Affiliates, officers, directors, employees, agents and representatives to, keep secret and not divulge to any third party or otherwise use for the Purchaser's benefit (other than in connection with the transactions contemplated by this Agreement) any confidential or proprietary information of the Company to which the Purchaser obtains access pursuant to this Section 6.1; provided, however, that such
                                             --------  -------
obligation shall not apply to any information to the extent that (a) it is or becomes part of public or industry knowledge or literature as a result of causes other than the acts or omissions of the Purchaser or its Affiliates, officers, directors, employees, agents or representatives, (b) can be demonstrated to have been known to the Purchaser prior to its receipt from the Company, (c) is received by the Purchaser in good faith from a third party or (d) can be demonstrated to have been independently developed by the Purchaser.

     6.2  Reservation of Common Stock.  The Company shall at all times reserve
          ---------------------------
and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the conversion of the Series A Preferred Stock, such number of shares of Common Stock issuable upon the conversion of all outstanding Series A Preferred Stock. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately transmitted by the Company upon issuance).

     6.3  Filing of Reports with the SEC.  With a view to making available to
          ------------------------------
the Purchaser the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Purchaser to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to (a) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act and (b) furnish to the Purchaser, so long as it owns any Shares or Common Stock issued upon conversion of the Shares, forthwith upon request (i) a written statement that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested in availing the Purchaser of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such Form S-3.

     6.4  Delivery of Stockholder Information.  The Company covenants and agrees
          -----------------------------------
that so long as the Purchaser shall hold any shares of Series A Preferred Stock, the Company shall furnish to the Purchaser a copy of all notices of stockholder meetings and other written materials prepared for and provided to holders of its Common Stock at the same time and in the same manner as such notices and written materials are provided to holders of its Common Stock.

                                  ARTICLE VII

                                    TRANSFER

     7.1  General Restrictions on Transfer.
          --------------------------------

          (a) The Purchaser shall not directly or indirectly effect a Transfer of any Restricted Shares owned or held by it unless (i) such Transfer is consummated after compliance with the provisions of Section 7.1(b) and Section
7.2 hereof, and (ii) the certificate or certificates representing such Restricted Shares bear a legend as provided in, and subject to, Section 7.3 hereof.

          (b) The Purchaser shall not directly or indirectly effect a Transfer of any Restricted Shares owned or held by it if such action would constitute a violation of any federal securities laws or any state securities or blue sky laws. In connection with any Transfer of Restricted Shares not effected through a Public Sale, the Purchaser shall deliver to the Company a written opinion of counsel reasonably acceptable to the Company (it being understood that the General Counsel of the Purchaser is acceptable to the Company), in form and substance reasonably satisfactory to the Company, to the effect that the transfer of such Shares is exempt from registration under the Securities Act and applicable state securities laws.

          (c) The Company shall refuse to record in its stock transfer books a Transfer by the Purchaser of any Restricted Shares that are not effected in compliance with this Agreement, and any such attempted Transfer shall be null and void.

     7.2  First Offer Right. At least 14 calendar days prior to making any
          -----------------
Transfer of any Restricted Stock (other than in a Public Sale or a Transfer to an Affiliate of the Purchaser), the Purchaser shall deliver a written notice (an "Offer Notice") to the Company, which shall disclose in reasonable detail the proposed number of shares of Restricted Stock to be transferred (the "Offered Stock"), the proposed terms and conditions of the Transfer and the identity of the prospective transferee(s) (if any). The Company may elect to purchase all (but not less than all) of the Offered Stock specified in the Offer Notice at the price and on the terms specified therein by delivering written notice of such election (the "Election Notice") to the Purchaser as soon as practical but in any event within ten calendar days after the delivery of the Offer Notice (the "Election Notice Deadline"). If the Company has elected to purchase all (but not less than all) Offered Stock from the Purchaser, the purchase of the Offered Stock shall be consummated as soon as practical but not later than 15 calendar days after the delivery of the Election Notice to the Purchaser. If the Company elects not to purchase all of the Offered Stock, the Purchaser may, for a period of 60 days after the Election Notice Deadline, transfer such Offered Stock to one or more third parties at a price no less than the price per share specified in the Offer Notice and on other terms no more favorable to the transferees thereof than offered to the Company. Any Offered Stock not transferred within such 60 day period shall be re-offered to the Company under this Section 7.2 above prior to any subsequent Transfer.

     7.3  Legend.
          ------

          (a) A copy of this Agreement shall be filed with the permanent records of the Company and shall be kept at all times at the principal place of business of the Company. The Purchaser agrees that all certificates representing shares of Restricted Stock shall have affixed thereto a legend substantially in the following form:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF OR PLEDGED OR HYPOTHECATED UNLESS REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND ANY SUCH LAWS IS AVAILABLE (AND, IN SUCH CASE, AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, SHALL HAVE BEEN DELIVERED TO THE COMPANY TO THE EFFECT THAT THE OFFER, SALE, TRANSFER, DISPOSITION, PLEDGE OR HYPOTHECATION THEREOF IS EXEMPT FROM REGISTRATION UNDER THE ACT AND ANY SUCH LAWS)."

          (b)  Notwithstanding the foregoing, the legend contained in this
Section 7.3 may be removed from a certificate upon receipt by the Company of a written opinion of counsel reasonably acceptable to the Company (it being understood that the General Counsel of the Purchaser is acceptable to the Company), in form and substance reasonably satisfactory to the Company, to the effect that such legend is no longer required under the Securities Act and applicable state securities laws.

                                 ARTICLE VIII

                                 MISCELLANEOUS

     8.1  Survival of Representations, Warranties and Agreements.  All
          ------------------------------------------------------
representations and warranties and statements made by the Company in this Agreement or in any document or certificate delivered pursuant hereto shall survive the Closing Date for a period of one year.

     8.2  Expenses.  Each party shall bear its own fees and expenses in
          --------
connection with consummating the transactions contemplated hereby.

     8.3  Notice.  All communications, notices, requests, consents or demands
          ------
given or required under this Agreement shall be in writing and shall be delivered personally or sent by facsimile or by a nationally recognized overnight courier, and shall be deemed to have been duly given when so delivered personally or sent by facsimile, with receipt confirmed, or one business day after the date of deposit with such nationally recognized overnight courier. All such communications, notices, requests, consents or demands shall be addressed to the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

          If to the Company:

               SpectruMedix Corporation
               2124 Old Gatesburg Road
               State College, Pennsylvania  16803
               Attention:  Dr. Joseph Adlerstein
               Tel:  (814) 867-8600
               Fax: (814) 867-4513

          with a copy to:

               McDermott, Will & Emery
               50 Rockefeller Plaza
               New York, New York  10020
               Attention:  Stephen B. Selbst
               Tel.: (212) 547-5362
               Fax: (212) 547-5444

          If to Purchaser:

               PE Corporation
               761 Main Avenue
               Norwalk, CT  06859-0313
               Attention:  Secretary
               Tel.:  (203) 762-1000
               Fax: (203) 761-5000

     8.4  Entire Agreement.  This Agreement and the schedules and the exhibits
          ----------------
thereto, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

     8.5  Successors and Assigns.  This Agreement shall be binding upon,
          ----------------------
enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other Person.

     8.6  Governing Law; Submission to Jurisdiction. This Agreement shall in all
          -----------------------------------------
respects be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. The parties hereto agree to submit to the jurisdiction of the state and federal courts in the State of New York with respect to any claim or matter arising under this Agreement, and hereby consent that service of process with respect to all courts in and of the State of New York may be made by registered mail to such Person at the address of such Person set forth herein.

     8.7  Counterparts. This Agreement may be executed in multiple counterparts,
          ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.8  Construction. Headings contained in this Agreement are for convenience
          ------------
only and shall not be used in the interpretation of this Agreement. References herein to Articles, sections and exhibits are to the articles, sections and exhibits, respectively, of this Agreement. The schedules are hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

     8.9  Severability. If any provision of this Agreement is held to be invalid
          ------------
or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

                                  ARTICLE IX

                                  DEFINITIONS
     9.1  Defined Terms.  As used in this Agreement, and unless the context
          -------------
requires a different meaning, the following terms have the meanings indicated:

          "Additional Agreements" shall mean the License Agreement and the Consulting Agreement.

          "Affiliate" of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

          "Agreement" shall mean this Stock Purchase Agreement, as the same may be amended, supplemented or modified in accordance with the terms hereof.

          "Amended Charter" shall have the meaning given such term in Section 4.3(c).

          "Closing" shall have the meaning given such term in Section 1.3.

          "Closing Date" shall have the meaning given such term in Section 1.3.

          "Common Stock" shall mean common stock of the Company, par value $.00115 per share.

          "Consulting Agreement" has the meaning given such term in the first recital.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute thereto.

          "License Agreement" has the meaning given such term in the first recital.

          "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Preferred Stock" has the meaning given such term in Section 2.3.

          "Public Sale" means any sale of Common Stock or Series A Preferred Stock to the public pursuant to any offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act (or any similar or analogous exemption).

          "Restricted Shares" has the meaning set forth in Section 3.6 hereof.

          "SEC" means the U.S. Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute thereto.

          "Series A Preferred Stock" means the Series A Preferred Stock of the Company, par value $.00115 per share.

          "Shares" shall have the meaning given such term in Section 1.1.

          "Transfer" means any sale, transfer, assignment, gift, exchange, pledge, hypothecation, encumbrance or other disposition of any Restricted Shares or any interest therein, whether voluntary or involuntary and regardless of the nature or method thereof (other than an exchange, reclassification or other conversion of Restricted Shares into cash, securities or other property pursuant to a merger, consolidation or recapitalization of the Company).

          IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first set forth above.

                                     COMPANY:

                                     SPECTRUMEDIX CORPORATION




                                     By: /s/ Joseph K. Adlerstein
                                         -------------------------------------
                                     Name:  Joseph Adlerstein
                                     Title:  President

                                     PE CORPORATION



                                     By: /s/ Michael W. Hunkapiller
                                         -------------------------------------
                                     Name:  Michael W. Hunkapiller
                                     Title:  Senior Vice President